POWER OF ATTORNEY

The undersigned trustees of AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST), AIM GROWTH SERIES (INVESCO GROWTH SERIES), AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS), AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS), AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS), AIM SECTOR FUNDS (INVESCO SECTOR FUNDS), AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS), AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) and INVESCO MANAGEMENT TRUST, each a Delaware statutory trust (each a “Registrant”, together the “Registrants”), hereby appoint SHERI MORRIS and JEFFREY H. KUPOR (with full power to each of them to act alone) his/her attorney-in-fact and agent, in all capacities, to execute, deliver and file in the names of the undersigned, any and all instruments that said attorneys and agents may deem necessary or advisable to enable each Registrant to comply with or register any security issued by the Registrant under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and the rules, regulations and interpretations thereunder, with respect to each Registrant’s Registration Statement on Form N-14 with respect to the proposed reorganizations listed on Exhibit A, attached hereto, including any and all pre- and post-effective amendments thereto, any other document to be filed with the U.S. Securities and Exchange Commission and any and all documents required to be filed with respect thereto with any other regulatory authority. Each of the undersigned grants to each of said attorneys, full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he/she could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

This Power of Attorney may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which shall be deemed to be a single document.

The undersigned officers and trustees hereby execute this Power of Attorney as of the 11th day of December, 2019.

/s/ David C. Arch	/s/ Joel W. Motley
David C. Arch	Joel W. Motley

/s/ Beth Ann Brown	/s/ Teresa M. Ressel
Beth Ann Brown	Teresa M. Ressel

/s/ Bruce L. Crockett	/s/ Margaret Ann Barnett Stern
Bruce L. Crockett	Margaret Ann Barnett Stern

/s/ Jack M. Fields	Not Applicable
Jack M. Fields	Raymond Stickel, Jr.

/s/ Martin L. Flanagan	Not Applicable
Martin L. Flanagan	Philip A. Taylor

/s/ Cynthia Hostetler	/s/ Robert C. Troccoli
Cynthia Hostetler	Robert C. Troccoli

/s/ Eli Jones	/s/ Daniel S. Vandivort
Eli Jones	Daniel S. Vandivort

/s/ Elizabeth Krentzman	/s/ James D. Vaughn
Elizabeth Krentzman	James D. Vaughn

/s/ Anthony J. LaCava, Jr.	/s/ Christopher L. Wilson
Anthony J. LaCava, Jr.	Christopher L. Wilson

/s/ Prema Mathai-Davis
Prema Mathai-Davis

Exhibit A

Target Fund Name	Acquiring Fund Name
AIM Counselor Series Trust (Invesco Counselor Series Trust)	AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)
Invesco California Tax-Free Income Fund	Invesco Oppenheimer Rochester California Municipal Fund
AIM Counselor Series Trust (Invesco Counselor Series Trust)	AIM Sector Funds (Invesco Sector Funds)
Invesco Oppenheimer Equity Income Fund	Invesco Dividend Income Fund
AIM Counselor Series Trust (Invesco Counselor Series Trust)	AIM Investment Securities Funds (Invesco Investment Securities Funds)
Invesco Oppenheimer Real Estate Fund	Invesco Real Estate Fund
AIM Counselor Series Trust (Invesco Counselor Series Trust)	AIM Counselor Series Trust (Invesco Counselor Series Trust)
Invesco Oppenheimer Rochester Short Duration High Yield Municipal Fund	Invesco Short Duration High Yield Municipal Fund
AIM Counselor Series Trust (Invesco Counselor Series Trust)	AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)
Invesco Pennsylvania Tax Free Income Fund	Invesco Oppenheimer Rochester® Pennsylvania Municipals Fund
AIM Counselor Series Trust (Invesco Counselor Series Trust)	AIM Growth Series (Invesco Growth Series)
Invesco Small Cap Discovery Fund	Invesco Small Cap Growth Fund

AIM Equity Funds (Invesco Equity Funds)	AIM Sector Funds (Invesco Sector Funds)
Invesco Oppenheimer Dividend Opportunity Fund	Invesco Dividend Income Fund

AIM Growth Series (Invesco Growth Series)	AIM Growth Series (Invesco Growth Series)
Invesco International Allocation Fund	Invesco Oppenheimer International Diversified Fund
AIM Growth Series (Invesco Growth Series)	AIM Growth Series (Invesco Growth Series)
Invesco Mid Cap Core Equity Fund	Invesco Oppenheimer Main Street Mid Cap Fund
AIM Growth Series (Invesco Growth Series)	AIM Growth Series (Invesco Growth Series)
Invesco Moderate Allocation Fund	Invesco Oppenheimer Portfolio Series: Moderate Investor Fund
AIM Growth Series (Invesco Growth Series)	AIM Sector Funds (Invesco Sector Funds)
Invesco Oppenheimer Mid Cap Value Fund	Invesco American Value Fund

AIM Investment Funds (Invesco Investment Funds)	AIM Investment Funds (Invesco Investment Funds)
Invesco Oppenheimer Capital Income Fund	Invesco Multi-Asset Income Fund
AIM Investment Funds (Invesco Investment Funds)	AIM Investment Funds (Invesco Investment Funds)
Invesco Oppenheimer Global Multi-Asset Income Fund	Invesco Multi-Asset Income Fund
AIM Investment Funds (Invesco Investment Funds)	AIM Investment Funds (Invesco Investment Funds)
Invesco Oppenheimer Global Infrastructure Fund	Invesco Global Infrastructure Fund

AIM International Mutual Funds (Invesco International Mutual Funds)	AIM International Mutual Funds (Invesco International Mutual Funds)
Invesco Global Small & Mid Cap Growth Fund	Invesco Global Growth Fund
AIM Investment Securities Funds (Invesco Investment Securities Funds)	AIM Investment Securities Funds (Invesco Investment Securities Funds)
Invesco Oppenheimer Government Cash Reserves Fund	Invesco Government Money Market Fund
AIM Investment Securities Funds (Invesco Investment Securities Funds)	AIM Investment Securities Funds (Invesco Investment Securities Funds)
Invesco Oppenheimer Limited-Term Bond Fund	Invesco Short Term Bond Fund
AIM Investment Securities Funds (Invesco Investment Securities Funds)	AIM Growth Series (Invesco Growth Series)
Invesco Oppenheimer Limited-Term Government Fund	Invesco Quality Income Fund
AIM Investment Securities Funds (Invesco Investment Securities Funds)	Invesco Management Trust
Invesco Oppenheimer Ultra-Short Duration Fund	Invesco Conservative Income Fund

AIM Sector Funds (Invesco Sector Funds)	AIM Sector Funds (Invesco Sector Funds)
Invesco Gold & Precious Metals Fund	Invesco Oppenheimer Gold & Special Minerals Fund
AIM Sector Funds (Invesco Sector Funds)	AIM Investment Funds (Invesco Investment Funds)
Invesco Mid Cap Growth	Invesco Oppenheimer Discovery Mid Cap Growth Fund

AIM Sector Funds (Invesco Sector Funds)	AIM Sector Funds (Invesco Sector Funds)
Invesco Technology Sector Fund	Invesco Technology Fund
AIM Sector Funds (Invesco Sector Funds)	AIM Sector Funds (Invesco Sector Funds)
Invesco Oppenheimer Small Cap Value Fund	Invesco Small Cap Value Fund
AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)	AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)
Invesco New York Tax Free Income Fund	Invesco Oppenheimer Rochester® Municipals Fund
AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)	AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)
Invesco Oppenheimer Intermediate Term Municipal Fund	Invesco Intermediate Term Municipal Income Fund
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. Mid Cap Growth Fund	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund

Target Fund Name	Acquiring Fund Name
Invesco Exchange Fund	AIM Counselor Series Trust (Invesco Counselor Series Trust)
Invesco S&P 500 Index Fund